EXHIBIT 10.2
------------



     Name of Subscriber: Westgroup San Diego Associates, Ltd.

                                          Number of Shares Purchased 112,458




                          LASALLE HOTEL PROPERTIES

                  (a Maryland Real Estate Investment Trust)

                           SUBSCRIPTION AGREEMENT



LaSalle Hotel Properties
220 East 42nd Street
New York, New York  10017


      1.    SUBSCRIPTION AND ACCEPTANCE.

            1.1. SUBSCRIPTION. Subject to the terms and conditions hereof, and in reliance upon the representations and warranties of the respective parties contained herein, the undersigned irrevocably subscribes for and agrees to purchase Common Shares of Beneficial Interest (the "Shares") of LaSalle Hotel Properties, a real estate investment trust formed under the laws of the State of Maryland (the "Trust"), and to make payment therefor as provided herein. The Trust has been organized pursuant to an Agreement of Trust and will be continued pursuant to Articles of Amendment and Restatement of Declaration of Trust dated as of April 27, 1998, as supplemented and amended from time to time (the "Declaration of Trust").
An amount of Shares with an aggregate value of Two Million Dollars ($2,000,000) which value per Share shall be determined based upon a purchase price equal to the average of the daily closing prices of the Shares on the New York Stock Exchange, as reported in the New York Stock Exchange composite tape, for the twenty (20) trading days immediately preceding the day which is five (5) business days prior to the Closing Date (hereinafter defined). Unless the context otherwise requires, capitalized terms used herein without definition have the meanings set forth in the Declaration of Trust and the Prospectus.

            1.2. PURCHASE. The undersigned subscriber (a "Subscriber") hereby agrees to make payment for its Shares on the Closing Date.


      2.    CLOSING AND CONDITIONS TO CLOSING.

            2.1. CLOSING. The closing of the sale of the Shares (the "Closing") shall take place at such time and place as are determined by the Trust and as shall be notified to the undersigned subscriber (the "Closing Date").

            2.2. CONDITIONS TO CLOSING. The obligation of the undersigned subscriber at Closing is subject to the condition (or waiver by the undersigned subscriber), prior to or at the Closing Date that the representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects when made and on such Closing Date.

            2.3. CONDITIONS TO OBLIGATIONS OF THE TRUST. The obligations of the Trust to issue and sell to the undersigned subscriber the Shares to be purchased by it on the Closing Date shall be subject to the fulfillment (or waiver by the Trust), prior to or on the Closing Date, of the following conditions:

            (a) SUBSCRIPTION AGREEMENT. This Agreement shall each have been duly authorized, executed and delivered by the undersigned subscriber or on its behalf.

            (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the undersigned subscriber in this Agreement and otherwise made in writing in connection with this Agreement shall be true and correct in all material respects when made and on such Closing Date.

            (c) PERFORMANCE. The undersigned subscriber shall have duly performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by the undersigned subscriber prior to such Closing Date.

            (d) SUBSCRIPTION PRICE. The undersigned subscriber shall have made payment on the Closing Date as provided in Section 1.2 of the appropriate amount for the number of Shares set forth on the signature page hereof.

            (e) NONFULFILLMENT OF CONDITIONS. Without limitation of the authority of the Trust pursuant to Section 1.3 hereof, if on such Closing Date any of the conditions to the obligations of the Trust specified in this Section 2.3 shall not have been fulfilled with respect to the undersigned subscriber, the Trust may, at their election, be relieved of all further obligations to the undersigned subscriber under this Agreement and this Agreement shall be null and void as to the Trust.

      3.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

            3.1. REPRESENTATIONS AND WARRANTIES OF THE TRUST. The Trust represents and warrants as follows:

            (a) ORGANIZATION AND STANDING. The Trust is a real estate investment trust duly organized and validly existing under the laws of the State of Maryland and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted as described in the Declaration of Trust and the Prospectus.

            (b) AUTHORIZATION OF AGREEMENT, ETC. The acceptance of this Agreement by the Trust with respect to the undersigned subscriber as evidenced by its signature on the last page of this Agreement, will have been duly authorized by all necessary action on behalf of the Trust, and this Agreement, by virtue of such acceptance, will be a legal, valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws related to or affecting the enforcement of creditors' rights generally or by equitable principles.

            (c) OFFER OF SHARES. Neither the Trust nor anyone acting on their behalf has taken or will take any action that would subject the issuance and sale of the Shares to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

      3.2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUBSCRIBER. The undersigned subscriber hereby represents and warrants to the Trust and each other subscriber who acquires any of the Shares as follows, and the undersigned subscriber acknowledges that it has full knowledge that the Trust and each of such other subscribers intends to rely on such representations, warranties and agreements:

            (a) AUTHORIZATION OF PURCHASE, ETC. The undersigned has the full power and authority to execute and deliver this Agreement and to subscribe for and purchase the Shares. The purchase of such Shares and the execution and delivery of this Agreement, as evidenced by the signature of its duly authorized representative on the next to last page of this Agreement, respectively, have been authorized by all necessary corporate or other action on behalf of the undersigned subscriber, and each of this Agreement, upon execution and delivery by the undersigned subscriber, or on its behalf, will be its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws related to or affecting the enforcement of creditors' rights generally or by equitable principles.

            (b) COMPLIANCE WITH LAWS AND OTHER INSTRUMENTS. The undersigned subscriber's execution and delivery of this Agreement (i) will not conflict with or result in any violation of, or default under, any provision of any agreement or other instrument to which the undersigned subscriber is a party or by which it or any of its properties are bound, which violation or default would have a material adverse effect upon such subscriber's performance under this Agreement, and (ii) is not prohibited by any statute, regulation, case law, judicial, executive or administrative, order or decree, or policy statement or governmental license or permit or other communication or any interpretation thereof by any governmental or regulatory authority or court of competent jurisdiction, applicable to the undersigned subscriber.

            (c) PROSPECTUS. The undersigned subscriber acknowledges receipt of the Prospectus of the Trust dated April 23, 1998 (the
"Prospectus").

            (d) SUITABILITY OF INVESTMENT. The undersigned subscriber has read carefully and understands the Prospectus and such other information it has requested from the Trust and has consulted its own attorney, accountant or investment adviser to the extent necessary or in its opinion, desirable, with respect to the investment contemplated hereby and its suitability. Any specific acknowledgment set forth below with respect to any statement contained in the Prospectus shall not be deemed to limit the generality of this representation and warranty.

            (e) RISKS OF INVESTMENT. The undersigned subscriber understands the risks inherent in an investment of this nature and has the financial ability to bear the economic risk of its investment in the Shares (including possible loss), and has adequate means for providing for its current needs from assets other than those invested in the Shares. The undersigned subscriber understands that its Shares are non-transferable and that redemption of Shares may be subject to certain limitations. The undersigned subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has obtained, in its judgment, sufficient information from the Trust to evaluate the merits and risks of an investment in the Shares.

            (f) PURCHASE FOR INVESTMENT. The undersigned subscriber understands that the Shares may not be sold, transferred or assigned and that any attempt to do so will not be recognized for any purpose other than as a pledge of such Shares to LaSalle Hotel Operating Partnership, L.P.
The undersigned further understands and acknowledges that the Shares have not been registered under the Securities Act and, therefore, cannot be resold unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available; that it is purchasing the Shares for investment for its own account and not with any present view toward resale or other distribution thereof; that it will not resell or otherwise dispose of all or any part of the Shares it purchases, except as permitted by law and any regulations under the Securities Act; that the Trust does not have any intention of registering the Shares under the Securities Act.

            (h) TAX CONSEQUENCES. The undersigned subscriber accepts responsibility for consulting with its own tax adviser regarding federal, state, and local tax consequences particular to it prior to making an investment in Shares.

      4.    LIMITED REGISTRATION RIGHTS

            A. PIGGYBACK REGISTRATION RIGHTS. If at any time while any Shares are outstanding, the Trust (without any obligation to do so) proposes to file a registration statement under the Securities Act on Form S-3 for the offer and sale of Shares by shareholders other than the Trust (a "Piggyback Registration Statement"), the Trust shall give prompt written notice of such proposed filing to the Subscribers. The notice referred to in the preceding sentence shall offer Subscribers the opportunity to register such amount of Shares as each Subscriber may request (a "Piggyback Registration"). The sale of such Shares shall be subject to such reasonable limitations and "blackout periods" as the Trust shall impose.

      5.    MISCELLANEOUS.

            5.1. AMENDMENTS AND WAIVERS. This Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Trust.

            5.2. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties and agreements contained herein, or made in writing by or on behalf of the undersigned subscriber or by or on behalf of the Trust in connection with the transactions contemplated by this Agreement, shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of the Trust, or the undersigned subscriber, the issue and sale of Shares and the withdrawal of the undersigned as a beneficial owner of the Shares.

            5.3. NOTICES. All notices, requests, demands and other communications (together a "notice") hereunder shall be in writing and shall be deemed to have been duly given to any party when delivered to the same by hand or by sending the same by prepaid first class mail or by telegram, cable, telex or telecopier, (a) if to the undersigned subscriber, at or to the address set forth opposite its signature, or to such other address as it shall have furnished to the Trust in writing, and (b) if to the Trust, at the following address:

            LaSalle Hotel Properties
            220 East 42nd Street
            New York, New York  10017
            Attn:     Jon E. Bortz, President
            Telecopier: (212) 687-8170
or to such other address as the Trust shall have furnished to the undersigned subscriber in writing. Any notice delivered by hand shall be deemed to have been given on receipt, any notice sent by mail shall be deemed to have been given five calendar days after dispatch and any notice sent by telegram, cable, telex or telecopier shall be deemed to have been given on the date sent.

            5.4. EXPENSES. Each party hereto will pay its own expenses relating to this Agreement and the purchase of the Shares of the Trust hereunder.

            5.5. DESCRIPTIVE HEADINGS. The descriptive headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement.

            5.6. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter of this Agreement, and there are no representations, covenants or other agreements except as stated or referred to herein.

            5.7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

            5.8. GENERAL. This Agreement (i) shall be binding upon the undersigned subscriber and its legal representatives, successors and assigns, (ii) shall be governed, construed and enforced in accordance with the internal laws of the State of Maryland, (iii) shall survive the admission of the undersigned subscriber as beneficial owner of the Shares, and (iv) shall, if the undersigned consists of more than one person, be the joint and several obligation of all such persons.

      IN WITNESS WHEREOF, the undersigned subscriber has executed this Agreement on this 28th day of May 1998.


    112,458                         WestGroup San Diego Associates, Ltd.
----------------                    ------------------------------------
Number of Shares                    Print or Type Name of Subscriber


                                    25 Central Way, Suite 400
------------------------------      ------------------------------------
Taxpayer Identification Number      Street Address of Principal
                                    Executive Office

                                    Kirkland, WA  98053
                                    ------------------------------------
                                    City      State


                                    Mailing Address (if different):

                                    ------------------------------------

                                    ------------------------------------
                                    Street Address

                                    ____________________________________
                                    City        State



                                    By:    /s/ PATRICK R. COLEE
                                    Signature of Authorized Person
                                    signing on behalf of Subscriber



                                    Patrick R. Colee
                                    --------------------------------
                                    Name and Position of Authorized
                                    Person Signing on behalf of
                                    Subscriber




Accepted June 1, 1998
at New York, New York:



LASALLE HOTEL PROPERTIES




By:   /s/ Michael D. Barnello
      Title: Chief Operating Officer